Exhibit 99.1

Cano Health Investor Day to Provide Update on Strategy, Operations and Outlook

MIAMI, June 7, 2022 /PRNewswire/– Cano Health, Inc. (“Cano Health” or the “Company”) (NYSE: CANO), a leading value-based primary care provider and population health company, is hosting its 2022 Investor Day today. Members of the management team will provide updates on the business, including greater visibility into its strategy, medical center and affiliate operations, and expectations for short- and long-term financial performance.

“Fueled by our national expansion and membership growth, Cano Health has established itself as one of the nation’s largest value-based primary care providers,” said Dr. Marlow Hernandez, Chairman and Chief Executive Officer of Cano Health. “Our mission is to provide access, quality and wellness to our growing membership, and to grow through our three-pronged strategy of build, buy and manage. By providing coordinated care utilizing our CanoPanorama platform, we aim to provide better health outcomes for our members at lower cost. Demand for our services is strong, and, we expect our differentiated growth strategy to drive sustainable and profitable growth as we redefine primary care to transform America’s healthcare system.”

2022 Outlook
The Company is maintaining its 2022 guidance:
•Total membership in the range of 290,000 to 295,000
•Total revenue in the range of $2.8 billion to $2.9 billion
•Total medical cost ratio (MCR) in the range of 76.0% to 76.5%
•Adjusted EBITDA in the range of $230 million to $240 million
•Total medical centers by the end of 2022 of 184-189

The Company continues to expect positive cash from operating activities in 2022. In addition, the Company expects to have positive free cash flow (defined as cash from operations less capital expenditures) in 2023, and expects to add 25 medical centers in 2023.

Investor Day webcast
The event will begin at 9:30 AM ET today. An audio and video webcast will be broadcast simultaneously on the Investor Relations portion of the Cano Health website at investors.canohealth.com. Presentations and other accompanying material will be available on the website shortly before the event begins and archived for one year along with a replay of the event.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward-looking statement include, without limitation, our anticipated results of operations, including our financial outlook for the 2022 fiscal year, including our expectations regarding cash from operating activities in 2022, and our longer-term financial outlook, including our expectations regarding organic revenue growth in 2023 – 2025, free cash flow in 2023, de novo builds in 2023 and long-term Adjusted EBITDA. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “targets,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; adverse effects on the Company’s business as a result of the restatement of our previously issued financial statements; our ability to realize expected results with respect to patient membership, total revenue and earnings; our ability to realize expected financial and other results; our ability to enter into new markets and continue our growth; our ability to raise capital; our ability to continue to execute on our acquisition strategy and integrate our acquisitions and achieve desired synergies; our ability to maintain our relationships with health plans and other key payors; the impact of COVID-19 on our business and results of operations; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; and our ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. All information provided in this press release is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Non-GAAP Financial Measures
This press release contains certain non-GAAP financial measures as defined by the SEC rules. EBITDA and Adjusted EBITDA have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA, adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses (consisting of costs associated with the ramp up of new medical centers and losses incurred for the twelve months after the opening of a new facility), acquisition transaction costs (consisting of transaction costs and corporate development payroll costs), fair value adjustments in contingent consideration, restructuring and other charges, loss on extinguishment of debt, and changes in fair value of warrant liabilities. We believe these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other similar companies. We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense, income and other items are excluded or included in determining these non-GAAP financial measures. In addition, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We have not reconciled our expectations as to non-GAAP measures in future periods to their most directly comparable GAAP measure because certain costs and expenses are outside of our control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to our results computed in accordance with GAAP. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business.

About Cano Health
Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to nearly 270,000 members. With its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves. Founded in 2009, Cano Health has more than 4,000 employees, and operates primary care medical centers and supports affiliated providers in nine states and Puerto Rico. For more information, visit canohealth.com or investors.canohealth.com.

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Investor Relations Contact:
Derek Fiebig
Cano Health, Inc.
(786) 206-1930
derek.fiebig@canohealth.com

Media Relations Contact:
Georgi Morales Pipkin
Cano Health, Inc.
(786) 206-3322
georgi.pipkin@canohealth.com